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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 13, 1998 included in The Kroll-O'Gara Company's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                              ARTHUR ANDERSEN LLP




Cincinnati, Ohio
November 20, 1998